                                                                       EXHIBIT 1

                            JOINT FILING AGREEMENT OF
                BOSTON CAPITAL VENTURES III, LIMITED PARTNERSHIP
                        BD PARTNERS LIMITED PARTNERSHIP,
                 BOSTON CAPITAL VENTURES II LIMITED PARTNERSHIP
                           BOSTON CAPITAL PARTNERS II
                   BOSTON CAPITAL VENTURES LIMITED PARTNERSHIP
                            BC&V LIMITED PARTNERSHIP
                             BOSTON CAPITAL PARTNERS
                    A. DANA CALLOW, JR., H. J. VON DER GOLTZ
                               AND DAVID KRONFELD

     Each of the undersigned hereby agrees that the foregoing Schedule 13G with respect to the securities of SCC Communications Corp. is filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended.

         Dated February 12, 1999


                                       BOSTON CAPITAL VENTURES III,
                                       LIMITED PARTNERSHIP

                                       By:  BD Partners Limited Partnership.
                                                    its General Partner


                                       By /s/ H. J. von der Goltz
                                         ---------------------------------------
                                       H. J. von der Goltz, General Partner


                                       BD PARTNERS
                                       LIMITED PARTNERSHIP


                                       By: /s/ H. J. von der Goltz
                                          --------------------------------------
                                       H. J. von der Goltz, General Partner


                                       BOSTON CAPITAL VENTURES II
                                       LIMITED PARTNERSHIP

                                       By:  Boston Capital Partners II.
                                                    its General Partner


                                       By /s/ H. J. von der Goltz
                                         ---------------------------------------
                                       H. J. von der Goltz, General Partner


                                       Boston Capital Partners II



                               Page 15 of 17 pages

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                                       By: /s/ H. J. von der Goltz
                                          --------------------------------------
                                       H. J. von der Goltz, Partner



                               Page 16 of 17 pages


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                                       BOSTON CAPITAL VENTURES
                                       LIMITED PARTNERSHIP

                                       By:  BC&V Limited Partnership,
                                                    its General Partner

                                       By:  Boston Capital Partners,
                                                    its General Partner


                                       By /s/ H. J. von der Goltz
                                         ---------------------------------------
                                       H. J. von der Goltz, Partner

                                       BC&V
                                       LIMITED PARTNERSHIP

                                       By:  Boston Capital Partners,
                                                    its General Partner


                                       BOSTON CAPITAL PARTNERS

                                       By: /s/ H. J. von der Goltz
                                          --------------------------------------
                                       H. J. von der Goltz, Partner

                                       /s/ A. Dana Callow, Jr.
                                       -----------------------------------------
                                       A. Dana Callow, Jr.

                                       /s/ H. J. von der Goltz
                                       -----------------------------------------
                                       H. J. von der Goltz

                                       /s/ David Kronfeld
                                       -----------------------------------------
                                       David Kronfeld



                               Page 17 of 17 pages